AMENDMENT NO. 1

TO MASTER REPURCHASE AGREEMENT

Amendment No. 1, dated as of July 25, 2005 (this “Amendment”), by and between MERRILL LYNCH BANK USA (the “Buyer”), ENCORE CREDIT CORP., (“ECC” and a “Seller”), ECC CAPITAL CORPORATION (“ECC Capital” and a “Seller”) and BRAVO CREDIT CORPORATION (“Bravo” and a “Seller”).

RECITALS

The Buyer and the Sellers are parties to that certain Master Repurchase Agreement, dated as of February 14, 2005 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

Section 1. Covenants. Section 12(k) is hereby amended by deleting clause (ii) thereof and replacing it with the following language:

“(ii) Maintenance of Ratio of Indebtedness to Tangible Net Worth. The Sellers, on a consolidated basis shall maintain a ratio of Indebtedness to Tangible Net Worth of no greater than 20:1.”

Section 2. Conditions Precedent. This Amendment shall become effective on July 25, 2005 (the “Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

(a) The Buyer shall have received the following, each of which shall be satisfactory to the Buyer:

(i) this Amendment, executed and delivered by a duly authorized officer of each of the Buyer and the Sellers; and

(ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.

Section 3. Representations and Warranties. The Sellers hereby represent and warrant to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement.

Section 4. Confidentiality. The parties hereto acknowledge that this Amendment, the Existing Repurchase Agreement, and all drafts thereof, documents relating thereto and transactions contemplated thereby are confidential in nature and the Sellers agree that, unless otherwise directed by a court of competent jurisdiction, it shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions.

Section 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

Section 8. Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Repurchase Agreement, the provisions of this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

MERRILL LYNCH BANK USA,
as Buyer

By: John Winchester
Name: John Winchester
Title: Vice President

Sellers:

ENCORE CREDIT CORP.

By: William E. Moffatt
Name: William E. Moffatt
Title: Treasurer

ECC CAPITAL CORPORATION

By: William E. Moffatt
Name: William E. Moffatt
Title: Treasurer

BRAVO CREDIT CORPORATION

By: William E. Moffatt
Name: William E. Moffatt
Title: Treasurer